Exhibit 10.11

AMENDMENT NUMBER FOUR TO FIRST

LIEN LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER FOUR TO FIRST LIEN LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of October 30, 2018, and is entered into by and among MALLARD INTERMEDIATE, INC., a Delaware corporation (“Intermediate Holdco”). MALLARD BUYER CORP., a Delaware corporation (“Borrower Agent”), each other Subsidiary of Intermediate Holdco from time to time party to the Loan Agreement referenced below (together with the Borrower Agent, each a “Borrower” and, collectively, “Borrowers”), the Lenders (as defined below) party hereto, and BANK OF THE WEST (“Bank of the West”), as administrative agent for the Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Intermediate Holdco, Borrowers, the financial institutions from time to time party thereto as lenders (collectively, the “Lenders”), and the Agent are parties to that certain First Lien Loan and Security Agreement, dated as of October 14, 2016 (as amended from time to time, the “Loan Agreement”).

WHEREAS, the Borrowers, Lenders and Agent have agreed to extend the Term Loan Two Commitment Termination Date pursuant to the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2. AMENDMENT. The definition of “Term Loan Two Commitment Termination Date” set forth in Section 1.1 of the Loan Agreement is deleted in its entirety and is replaced with the following:

Term Loan Two Commitment Termination Date: the earlier to occur of (a) December 31, 2018; and (b) five (5) Business Days following satisfaction by Borrowers of the requirements set forth in Section 6.2.

3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent:

3.1. Agent shall have received counterparts to this Amendment, duly executed by the Agent, the Borrowers, Guarantors, the Lenders, as applicable.

3.2. The Agent shall have received such other documents as the Agent or the Required Lenders (through the Agent) may reasonably request.

4. REPRESENTATIONS AND WARRANTIES. Intermediate Holdco and each of the Borrowers hereby affirm to Agent and the Lenders:

4.1. All of Borrowers’ representations and warranties set forth in the Loan Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the date hereof (except for any representations and warranties that expressly relate to an earlier date).

4.2. No event has occurred and is continuing or would result from the consummation of the transactions contemplated hereby that would constitute a Default or an Event of Default.

5. LIMITED EFFECT: REAFFIRMATION. Except for the specific amendments contained in this Amendment, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect. Each Loan Party hereby ratifies the Loan Agreement and each of the Loan Documents to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations. Without limiting the generality of the foregoing, the Guarantor hereby acknowledges and agrees to the terms and conditions of this Amendment and acknowledges and reaffirms its obligations owing to Agent under the First Lien Continuing Guaranty (as amended, restated, supplemented or modified from time to time, the “Guaranty”), and agrees that the Guaranty is and shall remain in full force and effect with respect to the Obligations under the Loan Agreement and the other Loan Documents, as amended and supplemented by this Amendment.

6. GOVERNING LAW. This Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Federal laws relating to national banks).

7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures are on the following pages]

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

INTERMEDIATE HOLCO:

MALLARD INTERMEDIATE INC.

By:	/s/ Alex Ryan
Name: Alex Ryan
Title: President and Chief Executive Officer

BORROWERS:

MALLARD BUYER CORP.
HERITAGE WINE, LLC
CANVASBACK WINE COMPANY WATERFOWL WINE COMPANY
HERITAGE VINEYARD COMPANY DUCKHORN WINE COMPANY
KB WINES CORPORATION
KB WINES, LLC
DOMAINE, M.B.,
LLC CHENOWETH GRAHAM LLC

By:	/s/ Alex Ryan
Name: Alex Ryan
Title: President and Chief Executive Officer

[Amendment Number Four to First Lien Loan and Security Agreement]

[Lender signature pages intentionally omitted]

[Signature Page to Amendment Number Four to First Lien Loan and Security Agreement]